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                                                                    EXHIBIT 10.5

                          REGIONS FINANCIAL CORPORATION

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                         EFFECTIVE AS OF JANUARY 1, 1999

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                          REGIONS FINANCIAL CORPORATION

                                TABLE OF CONTENTS

                                                                                                PAGE
                                                                                                ----
ARTICLE I -- PURPOSE AND EFFECTIVE DATE..........................................................
               1.1           Title...............................................................
               1.2           Purpose.............................................................
               1.3           Effective Date and Relationship to Existing Contracts...............

ARTICLE II - DEFINITIONS AND CONSTRUCTION OF THE PLAN DOCUMENT...................................
               2.1           Beneficiary.........................................................
               2.2           Board...............................................................
               2.3           Change of Control...................................................
               2.4           Committee...........................................................
               2.5           Company.............................................................
               2.6           Executive...........................................................
               2.7           Gender and Number...................................................
               2.8           Named Fiduciary.....................................................
               2.9           Merger of Equals....................................................
               2.10          Participant.........................................................
               2.11          Plan................................................................
               2.12          Plan Year...........................................................
               2.13          Retirement Plan.....................................................
               2.14          Titles..............................................................

ARTICLE III -- ELIGIBILITY.......................................................................
               3.1           Eligibility.........................................................

ARTICLE IV -- BENEFITS...........................................................................
               4.1           Benefits subject to the conditions set out in Section 4.2...........
                             (A)            Retirement...........................................
                             (B)            Disability...........................................
                             (C)            Early Retirement.....................................
                             (D)            Death................................................
                             (E)            Certain Termination of Employment....................
               4.2           Payment Conditions..................................................

ARTICLE V -- BENEFICIARY.........................................................................
               5.1           Beneficiary Designation.............................................


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
               5.2           Proper Beneficiary..................................................
               5.3           Minor or Incompetent Beneficiary....................................

ARTICLE VI -- ADMINISTRATION OF THE PLAN.........................................................
               6.1           Majority Vote.......................................................
               6.2           Finality of Determination...........................................
               6.3           Certificates and Reports............................................
               6.4           Indemnification and Exculpation.....................................
               6.5           Expenses............................................................

ARTICLE VII -- CLAIMS PROCEDURE..................................................................
               7.1           Written Claim.......................................................
               7.2           Denied Claim........................................................
               7.3           Review Procedure....................................................
               7.4           Committee Review....................................................

ARTICLE VIII -- NATURE OF COMPANY'S OBLIGATION...................................................
               8.1           Company's Obligation................................................
               8.2           Creditor Status.....................................................

ARTICLE IX -- CHANGE OF CONTROL PROVISIONS.......................................................
                             ....................................................................
               9.1           Additional Payments on Change of Control............................
               9.2           ....................................................................

ARTICLE X -- MISCELLANEOUS.......................................................................
               10.1          Written Notice......................................................
               10.2          Change of Address...................................................
               10.3          Merger, Consolidation or Acquisition................................
               10.4          Amendment and Termination...........................................
               10.5          Employment..........................................................
               10.6          Non-transferability.................................................
               10.7          Legal Fees..........................................................
               10.8          Tax Withholding.....................................................
               10.9          Acceleration of Payment.............................................
               10.10         Applicable Law......................................................
               10.11         Independence of Benefits............................................
               10.12         Leaves of Absence...................................................


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                     ARTICLE I -- PURPOSE AND EFFECTIVE DATE

         I.1 TITLE. This Plan shall be known as the Regions Financial Corporation Supplemental Executive Retirement Plan (hereinafter referred to as the "Plan").

         I.2 PURPOSE. The purpose of the Plan is to permit certain members of management and highly compensated employees to receive retirement benefits that supplement retirement benefits payable from the Regions Financial Corporation Retirement Plan.

         I.3      EFFECTIVE DATE AND RELATIONSHIP TO EXISTING CONTRACTS.

         (a)      The effective date of this Plan shall be January 1, 1999.

         (b) For Participants in the Plan as of December 31, 1998, the Plan amends and restates -- in one document -- the terms of the supplemental retirement contracts previously executed by and between Regions Financial Corporation and each such Participant. By participating in this Plan, each such Participant in the Plan as of December 31, 1998, agrees that such supplemental retirement contract shall cease to have any force or effect as of January 1, 1999, and that such Participant's rights to supplemental retirement benefits on and after January 1, 1999, whether accrued before or after January 1, 1999, will be determined exclusively by the terms of this document, as amended from time to time.

         (c) For Participants who first enter the Plan on or after January 1, 1999, each such Participant agrees that, by participating in this Plan and accruing benefits hereunder, any benefits paid under this Plan as a result of a Change of Control that is not a Merger of Equals shall supersede and be in lieu of any and all benefits that would otherwise be payable under any Change of Control Agreement between the Participant and the Company. For this purpose, the term "Change of Control Agreement" shall mean any agreement entitled a Change of Control Agreement or otherwise designated by the Company's Incumbent Board (as defined in Section 2.3) as a Change of Control Agreement.

         ARTICLE II - DEFINITIONS AND CONSTRUCTION OF THE PLAN DOCUMENT

         II.1 BENEFICIARY. "Beneficiary" shall mean the person or persons or the estate of a Participant entitled to receive any benefits under this Plan.

         II.2 BOARD. "Board" shall mean the Board of Directors of Regions Financial Corporation.


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         II.3     CHANGE OF CONTROL. A "Change of Control" means any of the
following:

                  (i) an acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for the purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the Company's then-outstanding Voting Securities; provided, however, in determining whether or not a Change of Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would constitute a Change of Control. A "Non-Control Acquisition" shall mean
         (A) an acquisition by (A) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company,
         (B) by the Company or (C) any Person in connection with a Non-Control Transaction (as hereinafter defined).

                  (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii)    The consummation of:

                           (A) A merger, consolidation or reorganization with or
                  into the Company in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction". A "Non-Control Transaction" is a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                                    (I)      the stockholders of the Company
                           immediately before such merger, consolidation, or reorganization, own, directly or indirectly, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,


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                                    (II)     the individuals who were members of
                           the Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation or a corporation owning directly or indirectly fifty-one percent (51%) or more of the Voting Securities of the Surviving Corporation, and

                                    (III)    no person other than (i) the
                           Company, (ii) any subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained immediately prior to such merger, consolidation, or reorganization by the Company owns fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then-outstanding voting securities;

                           (B) A complete liquidation or dissolution of the Company; or

                           (C) The sale or other disposition of all or substantially all of the assets of the Company to any Person.

                  Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change of Control would occur (but for the operation of this sentence) and after such acquisition of Voting Securities by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities, then a Change of Control shall occur.

         II.4 COMMITTEE. "Committee" means the Compensation Committee of the Board.

         II.5 COMPANY. "Company" shall mean Regions Financial Corporation and its subsidiaries and affiliated companies. The term "Company" shall also mean any successor to Regions Financial Corporation by way of merger, asset purchase, or any other business combination.

         II.6 EXECUTIVE. "Executive" shall mean any member of management or highly compensated employee who is eligible to participate in the Company's Retirement Plan.

         II.7 GENDER AND NUMBER. Wherever the context so requires, masculine pronouns include the feminine and singular words shall include the plural.

         II.8 NAMED FIDUCIARY. "Named Fiduciary", for purposes of the claims procedure of this


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Plan, shall mean the Compensation Committee of the Board.

         II.9 MERGER OF EQUALS. The term "Merger of Equals" shall mean any Change of Control transaction approved by the Company's Incumbent Board (as defined in Section 2.3 above) and specifically designated by the Incumbent Board as a merger of equals.

         II.10 PARTICIPANT. "Participant" means an Executive who is participating in the Plan pursuant to a resolution of the Committee.

         II.11 PLAN. "Plan" means this Regions Financial Corporation Supplemental Executive Retirement Plan, as in effect from time to time.

         II.12 PLAN YEAR. The "Plan Year" is the twelve month period commencing January 1 and ending on December 31.

         II.13 RETIREMENT PLAN. "Retirement Plan" shall mean the Regions Financial Corporation Retirement Plan, as amended from time to time, or any successor of such plan.

         II.14 TITLES. Titles of the Articles of this Plan are included for ease of reference only and are not to be used for the purpose of construing any portion or provision of this Plan document.

                           ARTICLE III -- ELIGIBILITY

         III.1 ELIGIBILITY. Eligibility for participation in this Plan shall be determined by the Committee, in its sole discretion, but all Participants must be members of a select group of management or highly-compensated employees of the Company.

                             ARTICLE IV -- BENEFITS

         IV.1 BENEFITS SUBJECT TO THE CONDITIONS SET OUT IN SECTION 4.2. The Company agrees to pay each Participant the following amounts:

                  (A) RETIREMENT. If the Participant remains in the employ of the Company until attainment of normal retirement age ("Retirement Age") under the Retirement Plan and thereafter retires, the Company shall on the first day of the month after the Participant's retirement, commence monthly payments in an amount computed as follows:

                  STEP 1. Determine the amount equal to the product of (i) and
         (ii) below:

                                    (i)      two (2%) percent of the
                                             Participant's average monthly
                                             compensation (as defined in the
                                             Retirement Plan without


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                                             regard, however, to the limits on
                                             compensation under Section
                                             401(a)(17) of the Internal Revenue
                                             Code of 1986, as amended) for the
                                             most recent 36-month period during
                                             which he was employed and received
                                             compensation; and,

                                    (ii)     whichever of (a) or (b) below is
                                             applicable:

                                             (a)      for Participants in the
                                                      Plan as of December 31,
                                                      1998, the number of the
                                                      Participant's years of
                                                      employment with the
                                                      Company or a predecessor
                                                      employer that was acquired
                                                      by the Company (regardless
                                                      of whether such employment
                                                      is recognized as Credited
                                                      Service under the
                                                      Retirement Plan); or,

                                             (b)      for Participants first
                                                      entering the Plan on
                                                      January 1, 1999, or later,
                                                      the number of the
                                                      Participant's years of
                                                      Credited Service under
                                                      Section 3.02 of the
                                                      Retirement Plan
                                                      attributable to periods
                                                      of employment with the
                                                      Company (that is,
                                                      excluding all employment
                                                      with a prior employer even
                                                      if recognized as Credited
                                                      Service under the
                                                      Retirement Plan).

                                    No more than 30 years of employment or
                                    Credited Service, as the case may be, will be recognized for purposes of calculating the Participant's benefit under this Step 1.

                           STEP 2. From the amount determined in Step 1,
                                    subtract an amount equal to whichever of the following is applicable:

                                    (i)      for Participants in the Plan as of
                                             December 31, 1998, the monthly
                                             benefit payable at the time of
                                             determination under the Retirement
                                             Plan assuming payment in the form
                                             of a joint and 50% survivor
                                             annuity; or,

                                    (ii)     for Participants first entering the
                                             Plan on or after January 1, 1999,
                                             the monthly benefit payable at the
                                             time of determination under the
                                             Retirement Plan -- to the extent
                                             attributable to service with the
                                             Company -- assuming payment in the
                                             form of a joint and 50% survivor
                                             annuity.

                           STEP 3. From the monthly amount determined in Step 2,
                                    subtract an amount equal to the monthly
                                    joint and 50% survivor annuity benefit
                                    option then available to such Participant under the Participant's Executive Life


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                                    Insurance Program ("ELIP"), if any, in
                                    effect as of the date of the Participant's retirement, after excluding the amount of any recovery by the Company (or the trustee of any trust established to provide benefits under the Plan) of amounts that are owed to the Company or trustee (hereinafter collectively referred to as the "Payee") under the ELIP. For purposes of the preceding sentence, the Payee shall be deemed to be owed, as of the Participant's date of retirement, an amount equal to the total amount of premiums that the Company has paid under the ELIP, regardless of whether the Payee is in fact entitled to recover such premium payments at the time of the Participant's retirement. Cash values accumulated under any ELIP shall be converted to comparable joint and 50% annuity amounts using the actuarial equivalence factors applicable under the Retirement Plan as of the date on which this Step 3 is applied or such other reasonable actuarial factors as are specified by the Committee.

                  Payments will be made to the Participant as long as he shall live; after the Participant's death, one-half of the benefit will be continued to the Participant's spouse, if then living, for as long as she shall live. At the sole discretion of the Company, a lump sum payment of the Participant's entire benefit may be made to the Participant. The lump sum benefit shall be computed by using the 1983 Group Annuity Mortality Table (applied on a 100% male and 0% female unisex basis) and an interest rate equal to the average monthly rate on 30-year U.S. Treasury securities as reported in the Federal Reserve Statistical Release for the month prior to the participant's separation from employment with the Company.

                  (B) DISABILITY. If, prior to Retirement Age, the Participant becomes totally and permanently disabled as a result of injury or sickness while employed by the Company, and such total disability prevents the Participant from performing all of the substantial and material duties of his employment with the Company, the Company agrees to pay the Participant monthly payments equal to the amount that the Participant would have been entitled to receive under
         Section 4.1(A) of this Plan as of his Retirement Age had he remained in the employ of the Company from the date of onset of his disability to his Retirement Age at the same rate of average monthly compensation in effect as of the date of onset of his disability, less any benefits payable under the Employer's group long term disability plan and any additional benefits which would have been payable under the group long term disability plan if the Participant had elected to purchase the maximum amount of coverage available under such plan. The Company will continue the monthly payments for the duration of the Participant's disability or until the Participant's attainment of Retirement Age, whichever occurs first. If attainment of Retirement Age occurs first, the Participant's benefit under this Plan shall be recalculated under
         Section 4.1(A) (modified, as appropriate, by this paragraph B), in order to take into account the offsets under Steps 2 and 3 of Section 4.1(A).


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                  (C)      EARLY RETIREMENT. If the Participant has attained age
         55 he may retire early and receive the benefit that he has accrued under Steps 1, 2, and 3 of Section 4.1(A) as of his early retirement date based on average monthly compensation and years of employment or years of Credited Service (whichever is applicable) as of such early retirement date.

                  (D)      DEATH.

                  (1) If, prior to Retirement Age, the Participant dies while actively employed by Company, the Company shall make monthly payments to the Participant's spouse, if then living, beginning on the first day of the month following the Participant's death and continuing as long as she lives. The amount of such monthly payments shall equal the benefit that would have been payable to the Participant under Section 4.1(A) of this Plan if the Participant had (i) continued in the employ of the Company until his Retirement Age at the same rate of average compensation in effect as of the date of his death (ii) thereafter immediately retired with a joint and 50% survivor annuity form of payment, and (iii), thereafter immediately died.

                  (2) If, prior to Retirement Age, the Participant dies while receiving disability payments pursuant to
                           Section 4.1(B) above, the Company shall make monthly payments to the Participant's spouse, if then living, beginning on the first day of the month following the Participant's death and continuing as long as she lives. The amount of such monthly payments shall be 50% of the monthly benefit that was being paid to the Participant as of the date of his death.

                  (E) CERTAIN TERMINATION OF EMPLOYMENT. If, prior to the Participant's attaining age 55, the Company terminates the Participant's employment for any reason other than Cause (as defined in Section 9.1(B)(1) below), the Company agrees to pay the Participant, commencing on the first day of the month coincident with or next following the month in which the Participant attains age 55, the monthly benefit that the Participant accrued under Steps 1, 2, and 3 of
         Section 4.1(A) as of the date of his termination of employment, based on average monthly compensation and years of employment or Credited Service (whichever is applicable) as of such date.

         IV.2 PAYMENT CONDITIONS. The payment of benefits to the Participant or his designated recipient(s) under this Agreement is conditioned upon the following:

                  (A) Participant's non-breach of the provisions of any employment agreement in effect between the Participant and the Company, including, but not limited to, any non-competition provisions thereof.


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                            ARTICLE V -- BENEFICIARY

         V.1 BENEFICIARY DESIGNATION. A Participant shall designate a Beneficiary to receive benefits under the Plan by completing the appropriate space on the Beneficiary designation form. If more than one Beneficiary is named, the shares and/or precedence of each Beneficiary shall be indicated. A Participant shall have the right to change the Beneficiary by submitting to the Committee a Change of Beneficiary form. However, no change of Beneficiary shall be effective until acknowledged in writing by the Committee.

         V.2 PROPER BENEFICIARY. If the Company has any doubt as to the proper Beneficiary to receive payments hereunder, the Company shall have the right to withhold such payments until the matter is finally adjudicated. However, any payment made by the Company, in good faith and in accordance with this Plan, shall fully discharge the Company from all further obligations with respect to that payment.

         V.3 MINOR OR INCOMPETENT BENEFICIARY. In making any payments to or for the benefit of any minor or an incompetent Beneficiary, the Committee, in its sole and absolute discretion may make a distribution to a legal or natural guardian or other relative of a minor or court appointed Committee of such incompetent. Or, it may make a payment to any adult with whom the minor or incompetent temporarily or permanently resides. The receipt by a guardian, Committee, relative or other person shall be a complete discharge to the Company. Neither the Committee nor the Company shall have any responsibility to see to the proper application of any payments so made.

                    ARTICLE VI -- ADMINISTRATION OF THE PLAN

         VI.1 MAJORITY VOTE. All resolutions or other actions taken by the Committee shall be by vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members at the time in office if they act without a meeting.

         VI.2 FINALITY OF DETERMINATION. The Committee shall, from time to time, establish rules, forms and procedures for the administration of the Plan. The Committee shall have the exclusive right to interpret the Plan and to decide any and all matters arising thereunder or in connection with the administration of the Plan, and it shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person. The decisions, actions and records of the Committee shall be conclusive and binding upon the Company and all persons having or claiming to have any right or interest in or under the Plan.

         VI.3 CERTIFICATES AND REPORTS. The members of the Committee and the officers and directors of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants, and on all opinions given by any duly appointed legal counsel, which legal counsel may be counsel for the Company.


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

         VI.4 INDEMNIFICATION AND EXCULPATION. The Company shall indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of membership on the Committee. Expenses against which a member of the Committee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such member of the Committee may be entitled as a matter of law.

         VI.5 EXPENSES. The expenses of administering the Plan shall be borne by the Company.

                         ARTICLE VII -- CLAIMS PROCEDURE

         VII.1 WRITTEN CLAIM. Benefits shall be paid in accordance with the provisions of this Plan. The Participant, or a designated recipient or any other person claiming through the Participant shall make a written request for benefits under this Plan. This written claim shall be mailed or delivered to the Named Fiduciary. Such claim shall be reviewed by the Named Fiduciary or a delegate.

         VII.2 DENIED CLAIM. If the claim is denied, in full or in part, the Named Fiduciary shall provide a written notice within ninety (90) days setting forth the specific reasons for denial, and any additional material or information necessary to perfect the claim, and an explanation of why such material or information is necessary, and appropriate information and explanation of the steps to be taken if a review of the denial is desired.

         VII.3 REVIEW PROCEDURE. If the claim is denied and a review is desired, the Participant (or Beneficiary) shall notify the Named Fiduciary in writing within sixty (60) days after receipt of the written notice of denial. In requesting a review, the Participant or Beneficiary may request a review of the Plan document or other pertinent documents with regard to the Plan, may submit any written issues and comments, may request an extension of time for such written submission of issues and comments, and may request that a hearing be held, but the decision to hold a hearing shall be within the sole discretion of the Committee.

         VII.4 COMMITTEE REVIEW. The decision on the review of the denied claim shall be rendered by the Committee within sixty (60) days after the receipt of the request for review (if no hearing is held) or within sixty (60) days after the hearing if one is held. The decision shall be written and shall state the specific reasons for the decision including reference to specific provisions of this Plan on which the decision is based.


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

                 ARTICLE VIII -- NATURE OF COMPANY'S OBLIGATION

         VIII.1   COMPANY'S OBLIGATION.

         (a) The Company's obligations under this Agreement shall be an unfunded and unsecured promise to pay. The Company shall not be obligated under any circumstances to fund its obligations under this Agreement. The Company may, however, as its sole and exclusive option, elect to fund this Agreement in whole or in part. If the Company shall elect to fund this Agreement, in whole or in part, the manner of such funding, and the continuance or discontinuance of such funding shall be the sole and exclusive decision of the Company. Any payments to Participant from such a funding source -- for example, a grantor-type trust commonly known as a rabbi trust -- shall fully discharge, to the extent thereof, the Company's obligations under the Plan.

         (b)      Notwithstanding the provisions of paragraph (a) of this
                  Section 8.1, upon the retirement (regardless of whether a normal, early, or disability retirement) of a person who first became a Participant in the Plan on or after January 1, 1999, the Company shall, as soon as is practicable following the date of retirement, make a lump sum contribution to the trust created under that certain trust agreement (hereinafter called the "Rabbi Trust") dated November 9, 1993, as amended, in an amount equal to the excess, if any, of (i) the discounted present value of all benefits projected to be payable under the Plan to all such Participants who have retired or who are no longer employed by the Company over (ii) the fair market value of assets in the Rabbi Trust as of the date of such Participant's retirement.

         VIII.2 CREDITOR STATUS. Any assets which the Company may acquire or set aside to help cover its financial liabilities are and must remain general assets of the Company subject to the claims of its creditors. Neither the Company nor this Plan gives the Participant any beneficial ownership interest in any asset of the Company. All rights of ownership in any such assets are and remain in the Company.

                   ARTICLE IX -- CHANGE OF CONTROL PROVISIONS

         IX.1 ADDITIONAL PAYMENTS ON CHANGE OF CONTROL. This Section 9.1 provides for additional payments under the Plan upon certain terminations of employment occurring within certain time frames following a Change of Control that is not a Merger of Equals. No benefit payable under the Plan by reason of any other Section of the Plan shall be considered contingent upon a Change of Control that is not a Merger of Equals. The only provisions of the Plan that provide for payments contingent upon a Change of Control that is not a Merger of Equals are contained in this Article IX.

         (A) If the Participant's employment with the Company shall be terminated within the 24 month period following a Change of Control that is not a Merger of Equals for reasons other than
                  (a) by the Company for Cause or Disability, (b) by reason of the Participant's death, or (c), by the Participant other than for Good Reason, the Participant shall be entitled to receive a lump sum payment within 30 days of his termination of employment equal to the excess, if any, of (a) two hundred and ninety nine percent (299%) of the Participant's base amount under Section 280G(b)(3)(A) of the Internal Revenue Code of 1986 (the "Code"), as amended, calculated as of the date of the Participant's termination of employment, over (b), the total of all payments (discounted to a present value if made over time) from the Company that constitute payments in the nature of compensation required to be taken into account under Code Section 280G(b)(2)(A)(i) when determining whether the Participant owes any excise tax under Code Section 4999.

         (B) For purposes of Section 9.1(A) above, the following phrases shall have the following meanings:

                  (1)      "Cause" shall mean:

                           (a) the willful and continued failure of the Participant to perform substantially the Participant's reasonably assigned duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or from the assignment to the Participant of duties with the Company that would constitute Good Reason), which failure continued for a period of at least thirty (30) days after a written demand for substantial performance, signed by a duly authorized officer of the Company, has been delivered to the Participant specifying the manner in which the Participant has failed substantially to perform, or

                           (b) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company; provided, however, that no termination of the Participant's employment shall be for Cause as set forth in this
                                    Section 9.1(B)(1) until (i) there shall have been delivered to the Participant a copy of a written notice, signed by a duly authorized officer of the Company, setting forth that the Participant was guilty of the conduct described in this Section 9.1(B)(1) and specifying the particulars thereof in detail, and (ii) the Participant shall have been provided an opportunity to be heard in person by the Board.

                                    For purposes of this provision, no act or failure to act, on the part of the Participant, shall be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company. Notwithstanding anything set forth in this Agreement to the contrary, no failure to perform by the Participant after a Notice of Termination is given to the Company by the Participant shall constitute Cause for the purposes of this Plan.

                  (2) "Disability" shall mean that the Participant has become eligible to participate in the Company's long term disability plan.

                  (3)      "Good Reason" shall mean:

                           (a) the occurrence, after a Change of Control that is not a Merger of Equals, of any of the following events or conditions:

                                    (i)      a change in the Participant's
                                             status, title, position or
                                             responsibilities (including
                                             reporting responsibilities) which,
                                             in the Participant's reasonable
                                             judgement, represents a materially
                                             adverse change from his status,
                                             title, position or responsibilities
                                             as in effect immediately prior
                                             thereto; the assignment to the
                                             Participant of any duties or
                                             responsibilities which, in the
                                             Participant's reasonable judgement,
                                             are materially inconsistent with
                                             his status, title, position,
                                             responsibilities; or any removal of
                                             the Participant from or failure to
                                             reappoint or reelect him to any
                                             such offices or positions, except
                                             in connection with the termination
                                             of employment of the Participant
                                             for Disability, Cause, as a result
                                             of the Participant's death or by
                                             the Participant other than for Good
                                             Reason;

                                    (ii)     a reduction in aggregate of the
                                             Participant's annual base salary
                                             and bonus below the aggregate of
                                             the Base Amount and the Bonus
                                             Amount;

                                    (iii)    the required relocation of the
                                             Participant's principal
                                             employment location to a location
                                             more than thirty-five (35) miles
                                             from the Participant's principal
                                             employment location immediately
                                             prior to the Change of Control;

                                    (iv)     the failure by the Company to pay
                                             to the Employee any portion of the
                                             Participant's current compensation
                                             or to pay to the Employee any
                                             portion of an installment of
                                             deferred compensation under any
                                             deferred compensation program of
                                             the Company in which the
                                             Participant participated, within
                                             seven (7) days of the date such
                                             compensation is due;

                                    (v)      the failure by the Company to (I)
                                             continue in effect (without
                                             reduction in benefit level, and/or
                                             award opportunities) any material
                                             compensation or employee benefit
                                             plan in which the Participant was
                                             participating prior to the Change
                                             of Control, unless a substitute or
                                             replacement plan has been
                                             implemented which provides
                                             substantially the same compensation
                                             or benefits to the Participant or
                                             (II) provide the Participant with
                                             compensation and benefits, in the
                                             aggregate, at least equal (in terms
                                             of benefit levels and/or award
                                             opportunities) to those provided
                                             for under each compensation or
                                             other employee benefit plan,
                                             program and practice in which the
                                             Participant was participating
                                             immediately prior to the Change of
                                             Control;

                                    (vi)     any purported termination of the
                                             Participant's employment by the
                                             Company which is not effected
                                             pursuant to a Notice of Termination
                                             satisfying the terms set forth in
                                             the definition of Notice of
                                             Termination (and, if applicable,
                                             the terms set forth in the
                                             definition of Cause); or

                                    (vii)    a termination of employment by the
                                             Employee for any reason during the
                                             30-day period immediately following
                                             the first anniversary of the Change
                                             of Control.

                           (b) Any event described in subsection (3)(a)(i) through (vi) above which occurs within six months prior to a Change of Control and which the Participant reasonably demonstrates was at the request of a third party of otherwise arose in connection with or in anticipation of a Change of Control which has been threatened or proposed and which actually occurs, shall constitute Good Reason for the purposes of this Agreement notwithstanding that it occurred prior to a Change of Control.

                  (4) "Base Amount" shall mean the Participant's annual base salary at the rate in effect at the date hereof or, if greater, at any time thereafter, determined without regard to any salary reduction or deferred compensation elections made by the Participant.

                  (5) "Bonus Amount" shall mean the highest bonus or bonuses paid or payable under the Company's Management Incentive Bonus Plan in respect of any of the three (3) full fiscal years ended prior to the Termination Date or, if greater, the three (3) full fiscal years ended prior to the Change of Control.

                  (6) "Notice of Termination" shall mean written notice, following a Change of Control, of termination of the Participant's employment signed by the Participant if to the Company or by a duly authorized officer of the Company if to the Participant, which indicates the specific termination provision in this Agreement, if any, relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide the basis for termination of the Participant's employment under the provision so indicated.

         IX.2 FUNDING OBLIGATIONS ON CHANGE OF CONTROL. Upon the occurrence of a Change of Control that is not a Merger of Equals, the Company shall be required to make a lump sum payment to the Rabbi Trust (as defined in Section 8.1(b), above) which, when added to the fair market value of assets in the Rabbi Trust at such time, equals the discounted present value of all benefits that all Participants have accrued under Section 4.1 above as of the date of the Change of Control that is not a Merger of Equals. Such lump sum payment shall be made to the Rabbi Trust within 30 days following the date of the Change of Control that is not a Merger of Equals.

                           ARTICLE X -- MISCELLANEOUS

         X.1 WRITTEN NOTICE. Any notice which shall be or may be given under the Plan shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Company, such notice shall be addressed as follows:

                  REGIONS FINANCIAL CORPORATION
                  417 North Twentieth Street
                  Birmingham, Alabama 35203
                  Telecopy Number: (205) 326-7751

                  Attention:        General Counsel

         X.2 CHANGE OF ADDRESS. Any party may, from time to time, change the address to which notices shall be mailed by giving written notice of such new address.

         X.3 MERGER, CONSOLIDATION OR ACQUISITION. The Plan shall be binding upon the Company, its assigns, and any successor Company which shall succeed to substantially all of its assets and business through merger, acquisition or consolidation, and upon an Executive, the Beneficiary, assigns, heirs, executors and administrators.

         X.4 AMENDMENT AND TERMINATION. Following 10 days prior written notice to all Participants in the Plan, the Company may terminate, amend, modify, or supplement this Plan, in whole or part. However, no Company action under this right shall reduce the accrued benefit of any Participant or Beneficiary or reduce benefits that are in payment status. In addition to the foregoing, (i) no amendment to Article IX of the Plan shall be effective without the Participant's written consent, and (ii), absent the Participant's written consent, the provisions of Article IX shall survive any termination of the Plan.

         X.5 EMPLOYMENT. This Plan does not provide a contract of employment between the Company and the Participant, and the Company reserves the right to terminate the Participant's employment for any reason, at any time, notwithstanding the existence of this Plan.

         X.6 NON-TRANSFERABILITY. No sale, transfer, alienation, assignment, pledge, collateralization or attachment of any benefits under this Plan shall be valid or recognized by the Company. Neither the Participant, the Participant's spouse, or designated Beneficiary shall have any power to hypothecate, mortgage, commute, modify, or otherwise encumber, in advance, any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony maintenance, owed by the Participant or Beneficiary, or be transferable by operation of law in the event of bankruptcy, insolvency, or otherwise.

         X.7 LEGAL FEES. All reasonable legal fees incurred by any Participant (or former Participant) to successfully enforce valid rights under this Plan shall be paid by the Company in addition to sums due under this Plan.

         X.8 TAX WITHHOLDING. The Company may withhold from a payment any federal, state, or local taxes required by law to be withheld with respect to such payment and such sum as the Company may reasonably estimate as necessary to cover any taxes for which the Company may be liable and which may be assessed with regard to such payment.

         X.9 ACCELERATION OF PAYMENT. The Company reserves the right to accelerate the payment of any benefits payable under this Plan at any time without the consent of the Participant, the Participant's estate, a Beneficiary, or any other person claiming through the Participant.

         X.10 APPLICABLE LAW. This Plan shall be governed by the laws of the state of Alabama, except to the extent preempted by federal law.

         X.11 INDEPENDENCE OF BENEFITS. The Benefits payable under this Agreement shall be independent of, and in addition to, any other benefits or compensation, whether by salary, or bonus or otherwise, payable under any employment agreements that now exist or may hereafter exist from time to time between the Company and the Participant.

         X.12 LEAVES OF ABSENCE. The Company may, in its sole discretion, permit the Participant to take leaves of absence in accordance with the Company's standard personnel practices for periods not to exceed one year for each such leave of absence. During such leave, the Participant will still be considered to be in the continuous employment of the Company for purposes of the Plan.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer on this 30th day of April, 1999, effective as of the 1st day of January, 1999.



                                       REGIONS FINANCIAL CORPORATION



                                       BY /s/ Richard D. Horsley
                                         ---------------------------------------
                                         Its: Vice Chairman and Executive
                                              Financial Officer


ATTEST:



By /s/ Samuel E. Upchurch, Jr.
  ------------------------------
  Its: Corporate Secretary